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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

       Date of Report (Date of earliest event reported) FEBRUARY 1, 1996

                         QUANTUM LEARNING SYSTEMS, INC.
             (Exact Name of Registrant as specified in its charter)


        NEVADA                  0-18222                 87-0432572
    (State or other           (Commission             (IRS Employer
     jurisdiction             File Number)           Identification No.)
   of incorporation)


                              1111 S.W. 17th Street
                              OCALA, FLORIDA 34474
               (Address of principal executive offices, zip code)


                                (904) 620-2717
              (Registrant's telephone number, including area code)

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          The Registrant has entered into a definitive agreement to acquire 100% of the shares of a private Florida corporation known as USPIC, Inc. for a total of 150,000 common shares of the Registrant's common stock, in a tax- free stock-for-stock exchange. The transaction is scheduled to close on March 1, 1996.

          USPIC, Inc. is a company which has three operations. The first is a business which performs, for a fee, skip-tracing of credit card and child support debtors. The second is the Academy of Private Investors, which is a private school whose purpose is to teach investigative techniques. And the third is a collection agency.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.
          Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          QUANTUM LEARNING SYSTEMS, INC.

                          By:  /s/   JAMES K. ISENHOUR
                             ------------------------------------
                              James K. Isenhour
                              Chairman

Dated: February 1, 1996